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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) December 30, 1998

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                           HOST MARRIOTT CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   Maryland
                (State or Other Jurisdiction of Incorporation)

      001-14625                                         53-0085950
(Commission File Number)                 (I.R.S. Employer Identification Number)

                 10400 Fernwood Road, Bethesda, Maryland 20817
              (Address of Principal Executive Offices) (Zip Code)

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       Registrant's Telephone Number, Including Area Code (301) 380-9000
        (Former Name or Former Address, if changed since last report.)

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                                   FORM 8-K

ITEM 8.  CHANGE IN FISCAL YEAR

        Host Marriott announced on December 30, 1998 that it had completed the final steps in its conversion to a real estate investment trust ("REIT") and positioned the company to elect REIT status effective January 1, 1999. The US Federal Tax Code requires REITs to file their US Federal Income Tax Return on a calendar year basis. Accordingly, the company has changed its fiscal year to end on December 31 for both financial and tax reporting requirements. Previously the company's fiscal year was 52 weeks or 53 weeks and ended on the Friday closest to December 31. The company will first report this change on Form 10-K for the year ended December 31, 1998.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOST MARRIOTT CORPORATION

                                        By: /s/ Donald D. Olinger
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                                            Donald D. Olinger
                                            Senior Vice President and
                                            Corporate Controller

Date: January 15, 1999

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